UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2012

ANGELES INCOME PROPERTIES 6, LP

(Exact name of registrant as specified in its charter)

DELAWARE	0-16210	95-4106139
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 BEATTIE PLACE POST OFFICE BOX 1089 GREENVILLE, SOUTH CAROLINA 29602

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (864) 239-1000

Angeles Income Properties, Ltd. 6

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

As previously disclosed, on November 15, 2011, Angeles Income Properties, Ltd. 6, a California limited partnership (the “California Partnership”), entered into an Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”) with Angeles Income Properties 6, LP, a Delaware limited partnership (the “Delaware Partnership”), AIMCO Properties, L.P., a Delaware limited partnership (“Aimco OP”), and AIMCO AIP 6 Merger Sub LLC, a Delaware limited liability company of which Aimco OP is the sole member (the “Merger Subsidiary”). The Merger Agreement provides for (i) the merger of the California Partnership with and into the Delaware Partnership, with the Delaware Partnership as the surviving entity (the “First Merger”), and (ii) after the First Merger, the merger of the Merger Subsidiary with and into the Delaware Partnership, with the Delaware Partnership as the surviving entity (the “Second Merger”).

First Merger

Completion of the First Merger was subject to approval by a majority in interest of the limited partnership interests of the California Partnership. Immediately prior to consummation of the First Merger, Aimco OP and its affiliates owned 27,739 of the 47,280 issued and outstanding units of limited partnership interest (the “Units”) in the California Partnership (or approximately 58.67% of the number of Units outstanding).

On January 23, 2012, Aimco OP and its affiliates took action by written consent to approve the Merger Agreement and the transactions contemplated thereby, including the First Merger and the Amendment (as defined below). Aimco OP and its affiliates voted all of their Units of limited partnership interest in the California Partnership in favor of the Merger Agreement and the transactions contemplated thereby, including the First Merger and the Amendment. As a result, the Merger Agreement and the transactions contemplated thereby, including the First Merger and the Amendment, were approved by a total of 27,739 Units in the California Partnership, or approximately 58.67% of the number of Units outstanding.

In the First Merger, each Unit of limited partnership interest in the California Partnership was converted into an identical unit of limited partnership interest in the Delaware Partnership, and each general partnership interest in the California Partnership held by a general partner was converted into an equivalent general partnership interest in the Delaware Partnership. All interests in the Delaware Partnership outstanding immediately prior to the First Merger were cancelled in the First Merger. The voting and other rights of the limited partners provided for in the Agreement of Limited Partnership of the California Partnership, dated June 1, 1987, and as further amended to date (the “Partnership Agreement”), were not changed as a result of the First Merger.

Upon completion of the First Merger, the certificate of limited partnership of the Delaware Partnership (the “Certificate of Limited Partnership”) became the certificate of limited partnership of the first surviving entity. A copy of the Certificate of Limited Partnership is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

In connection with the First Merger, the partnership agreement of the California Partnership was adopted as the partnership agreement of the surviving entity, as modified by the Amendment to Agreement of Limited Partnership, dated as of January 23, 2012, by and among Angeles Realty Corporation II, a California corporation and the managing general partner of the California Partnership and the each of the limited partners of the California Partnership (the “Amendment”). Pursuant to the Amendment: (i) references in the Partnership Agreement to the laws, statutes or regulations of the state of California, including the California Uniform Limited Partnership Act, were amended to refer to the laws statutes or regulations of the state of Delaware, including the Delaware Revised Uniform Limited Partnership Act; (ii) a description of the First Merger was added; and (iii) the name of the partnership was changed to “Angeles Income Properties 6, LP.” A copy of the Amendment is filed as Exhibit 3.2 hereto and is incorporated herein by reference.

Second Merger

Completion of the Second Merger was subject to approval by a majority in interest of the limited partnership interests of the Delaware Partnership. Immediately prior to the consummation of the Second Merger, Aimco OP and its affiliates owned 27,739 of the 47,280 issued and outstanding Units in the Delaware Partnership (or approximately 58.67% of the number of Units outstanding).

Immediately following consummation of the First Merger, on January 23, 2012, Aimco OP and its affiliates took action by written consent to approve the Merger Agreement and the transactions contemplated thereby, including the Second Merger. Aimco OP and its affiliates voted all of their units of limited partnership interest in the Delaware Partnership in favor of the Merger Agreement and the transactions contemplated thereby, including the Second Merger. As a result, the Merger Agreement and the transactions contemplated thereby, including the Second Merger, were approved by a total of 27,739 Units in the Delaware Partnership, or approximately 58.67% of the number of Units outstanding.

In the Second Merger, each Unit in the Delaware Partnership outstanding immediately prior to the Second Merger and held by limited partners (other than Units as to which appraisal rights are elected) was converted into the right to receive, at the election of the limited partner, either (i) $268.04 in cash (the “Cash Consideration”) or (ii) 11.65 partnership common units of Aimco OP. Limited partners who are residents of the State of California, or who fail to make an election, will receive only the Cash Consideration.

Aimco OP’s interest in the Merger Subsidiary was converted into 100 units of limited partnership interest in the Delaware Partnership, and Aimco OP became the sole limited partner of the Delaware Partnership. Each general partnership interest in the Delaware Partnership outstanding immediately prior to the consummation of the Second Merger remained outstanding and unchanged after the Second Merger.

Upon completion of the Second Merger (i) the Certificate of Limited Partnership became the certificate of limited partnership of the surviving entity, and (ii) the Partnership Agreement as modified by the Amendment, remained unchanged and became the partnership agreement of the surviving entity.

A copy of the Merger Agreement is incorporated by reference as Exhibit 10.1 hereto and is incorporated herein by reference.

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are filed with this report:

Exhibit Number	Description

3.1	Certificate of Limited Partnership of Angeles Income Properties 6, LP, dated as of July 26, 2011.

3.2	Amendment to Agreement of Limited Partnership of Angeles Income Properties, Ltd. 6, dated as of January 23, 2012.

10.1	Amended and Restated Agreement and Plan of Merger, dated as of November 15, 2011, by and among Angeles Income Properties, Ltd. 6, AIMCO Properties, L.P., AIMCO AIP 6 Merger Sub LLC and Angeles Income Properties 6, LP (Exhibit 10.1 to Angeles Income Properties, Ltd. 6’s Current Report on Form 8-K, dated November 15, 2011, is incorporated herein by this reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGELES INCOME PROPERTIES 6, LP

Date: January 23, 2012	By:	ANGELES REALTY CORPORATION II,
Its General Partner

	By:	/s/ Stephen B. Waters
Stephen B. Waters
Senior Director of Partnership Accounting

[Signature Page – AIP 6—Form 8-K re: Consummation of Merger Transactions]